SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C.   20549




                            FORM 8-K



                         CURRENT REPORT

               Pursuant to Section 13 or 15(d) of

               The Securities Exchange Act of 1934



     Date of Report (Date of earliest event reported)   July 2, 1996


                          DANAHER CORPORATION
          (Exact name of registrant as specified in its charter)


                 DELAWARE             1-8089         59-1995548
     (State or other jurisdiction   (Commission   (IRS  Employer
            of incorporation)   File Number)   Identification No.)


       1250 24th Street, N.W.   Washington, D.C.    20037
       (Address of principal executive offices)   (Zip Code)


     Registrant's telephone number, including area code  202-828-0850



          (Former name or former address, if changed since last report.)

Item 2.   Acquisition of Assets

          On July 2, 1996, Danaher Corporation acquired controlling interest (100% ownership will be completed in 1996) of Acme-Cleveland Corporation. The total cost of acquisition will be approximately $210 million, inclusive of acquisition costs. The acquisition will be accounted for as a purchase.

          Acme-Cleveland is an Ohio corporation with its principal executive offices located at 30100 Chagrin Blvd., Suite 100, Pepper Pike, OH 44124-5705. The following description of the Company's business has been taken from Acme-Cleveland's 1995 10-K.

          Acme-Cleveland has two major business segments: (i)
     Telecommunication and Electronic Products and (ii) Precision
     Products.

          The Telecommunication and Electronic Products business segment is comprised of product businesses that are based largely on applied electronic technology. Products in this segment are used in the construction, maintenance, and operation of telecommunication networks, and in industrial process applications to collect and transmit information regarding the presence, location, and physical attributes of various objects or materials.

          The Precision Products business segment is comprised of product businesses that are based on, or relate to, precision measurement and analysis and other technologies having precision needs and requirements. This segment includes quality assurance products and system, motion and positioning components and systems, precision gauges, metal and punch form tooling, and specialty gears. Purchases of quality assurance products and systems and certain motion and positioning components are typically made as part of capital expenditure programs and can be deferred; the other products in this segment are usually purchased used in the course of day-to-day operations, and the purchase of such items cannot ordinarily be deferred.



     Item 7.   Exhibits

          (a) Attachment 1 contains financial statements of Acme-Cleveland as specified under Rule 3.05(b)
               1.   Years ended September 30, 1995, 1994, 1993
               2.   Three Months Ended March 31, 1996

          (b) Attachment 2 contains pro-forma financial statements and explanatory notes as per Article 11.

                           SIGNATURES

          Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                              DANAHER CORPORATION



                              By:  /s/ C. Scott Brannan
                                   C. Scott Brannan
                                   Vice President and Controller


     ATTACHMENT 1
     Financial Highlights     06/20/96 10:11 AM   YE\AR#WONA95.doc
     Acme-Cleveland Corporation and Subsidiaries
     In thousands, except per share data and statistical information



                                                  Year Ended September 30
                                   1995

     1994                          1993

     Operating highlights
                              Net sales. . . . . .  $120,716
                                   $77,200 $81,510
                   Earnings from continuing operations before extraordinary
                        item and cumulative effect of accounting changes
 3,791
                                   2,511 . . 4,792
                                Per common share . . . . .  .56  .35
                                   .71 . . . . .
                      Discontinued operations before extraordinary item and
           cumulative effect of accounting changes. .     38,712     3,989
                                   438 .
                                Per common share . . . . . 5.74  .63
                                   .06 . . . . .
                              Extraordinary item .       -0-     -0-
                                   1,900 . . . . .
                              Per common share . .     -0-  -0-  .30
                       Cumulative effect of accounting changes. . .   -0-
                                   (29,921). . -0-
                              Per common share .        -0- (4.75)
                                   -0-
                              Net earnings (loss)  . . . . .    42,503
                                   (23,421). 7,130
                              Per common share .         6.30
                                   (3.77). .1.07


     Balance sheet highlights
                              Cash and securities. . . . . .    44,658
                                   38,563. .37,808
                              Total assets . . . .   140,253
                                   105,647 123,889
                              Total debt . . . . .     1,056     1,926
                                   3,423 . . . . .
                              Shareholders' equity . . . . .    84,901
                                   33,713. .64,823
                              Percentage of debt to capital. . .     1.2%  5.4%
                                   5.0%. . . . .


     Other information - continuing operations
                              Customer orders booked . . . .   124,053
                                   77,947. .78,637
                       Customer order backlog . . . .    13,469     8,740
                                   8,497 . . . . .
                              Capital additions. .     5,050     2,152
                                   1,514 . . . . .
                              Depreciation . . . .     2,881     2,625
                                   2,212 . . . . .
                              Dividends paid . . .     3,257     3,060
                                   2,870 . . . . .
                              Dividends per common share .  .47  .44
                                   .41 . . . . .


     The information in this summary should be read in conjunction with the financial statements beginning on page 18.

Consolidated Balance Sheets
     Acme-Cleveland Corporation and Subsidiaries
     In thousands, except share data

                                                     September 30
     Assets
                                               1995
                                               1994

     Current assets
                                        Cash
                                             and
                                             cash
                                             equiva
                                             lents               $
                                             44,658
                                                  $
                                             38,35
                                             5
                                        Market
                                             able
                                             securi
                                             ties           -
                                             0-   208
                                        Trade
                                             receiv
                                             ables
                                             less
                                             allowa
                                             nce of
                                             $602
                                             ($1,06
                                             3 in
                                             1994)
                                             18,633
                                                  14,74
                                             5
                                        Invent
                                             ories:

                                             Finish
                                             ed
                                             goods
                                             5,231
                                             7,550
                                         Work
                                             in
                                             proces
                                             s              8,430
                                                  4,581
                                         Raw
                                             materi
                                             als
                                             11,855

                                             6,992

                                             Total
                                             invent
                                             ories
                                             25,516
                                                  19,12
                                             3
                                        Other
                                             curren
                                             t
                                             asset
                                             s              814
                                             892
                                        Deferr
                                             ed
                                             income
                                             taxes
                                             6,377
                                             3,613
                                        Net
                                             assets
                                             of
                                             discon
                                             tinued
                                             operat
                                             ions
                                                 -
                                             0-
                                             3,324
                           Total current
     assets
     95,998
     80,260


     Property, plant, and equipment   at cost
                                        Land
                                             1,622
                                             2,224
                                        Buildi
                                             ngs
                                             13,917
                                                  18,72
                                             8
                                        Machin
                                             ery
                                             and
                                             equipm
                                             ent
                                             28,500

                                             40,073

                                                            44,039
                                                  61,02
                                             5
                                        Less
                                             accumu
                                             lated
                                             deprec
                                             iation

                                             28,044

                                             45,256

                Net property, plant, and
     equipment
     15,995
     15,769


     Goodwill and intangibles. . . . . .
     . . . . . . . . . . . . . . .24,456
     . . . . . . . . . . . . . . . 2,059
     Minority equity investments . . . .
     . . . . . . . . . . . . . . . . -0-
     . . . . . . . . . . . . . . . . . .
     505 . . . . . . . . . . . . . . . .
     Other assets. . . . . . . . . . . .
     . . . . . . . . . . . . . . . 3,534
     . . . . . . . . . . . . .     2,834
     Deferred income taxes . . . . . . .
     . . . . . . . . . . . . . . .
     270 . . . . . . . . . . . . . .
     4,220 . . . . . . . . . . . . . . .
                                   Total
     assets
     $140,253
     $105,647

                                                    September 30
     Liabilities and Shareholders'
     Equity
                                               1995
                                               1994

     Current liabilities
                                        Payabl
                                             e to
                                             banks               $
                                             1,620          $

                                             1,634
                                        Curren
                                             t
                                             portio
                                             n of
                                             long-
                                             term
                                             debt
                                             306
                                             630
                                        Accoun
                                             ts
                                             payabl
                                             e
                                             5,995          3
                                             ,918
                                        Other
                                             accrue
                                             d
                                             expens
                                             es
                                             8,857
                                             6,200
                                        Advanc
                                             e
                                             paymen
                                             ts
                                             from
                                             custom
                                             ers
                                             238  1,5
                                             22
                                        Accrue
                                             d
                                             compen
                                             satio
                                             n
                                             9,593          9
                                             ,610
                                        Postem
                                             ployme
                                             nt
                                             benefi
                                             ts
                                             other
                                             than
                                             pensio
                                             ns             401
                                             3,567
                                        Other
                                             accrue
                                             d
                                             taxes
                                             1,665
                                             1,686
                                        Income
                                             taxes
                                             payabl
                                             e
                                             4,470

                                             1,896
                                        Net
                                             liabil
                                             ities
                                             of
                                             discon
                                             tinued
                                             operat
                                             ions
                                             13,140

                                              -0-
                           Total current
     liabilities
     46,285
     30,663

     Long-term debt. . . . . . . . . . .
     . . . . . . . . . . . . . . . . 687
     . . . . . . . . . . . . . . . . . .
     1,219 . . . . . . . . . . . . . . .

     Postemployment benefits other than pensions .
     . . . . . . . . . . . . . . . 3,431
     . . . . . . . . . . . . . . . . . .
     28,138. . . . . . . . . . . . . . .
     Unfunded pension costs. . . . . . .
     . . . . . . . . . . . . . . . 3,857
     . . . . . . . . . . . . . . . . . .
     10,965. . . . . . . . . . . . . . .
     Other long-term liabilities . . . .
     . . . . . . . . . . . . . . . . 808
     . . . . . . . . . . . . . . . . . .
     754 . . . . . . . . . . . . . . . .
     Deferred income taxes . . . . . . .
     . . . . . . . . . . . . . . . . 284
     . . . . . . . . . . . . . . . . . .
     195 . . . . . . . . . . . . . . . .

     Shareholders' equity
                                        Serial
                                             Prefer
                                             red
                                             Shares
                                             ,
                                             withou
                                             t par
                                             value:
                                        Authorized - 936,285 shares; issued
                                        and outstanding Series A, $1.80
                                        cumulative, convertible 161,374 shares .
                                        3,631. . .
     3,631 . . . . . . . . . . . . . . .
                                        Common
                                             Shares
                                             , par
                                             value
                                             $1 per
                                             share:
                                        Authorized - 10,000,000 shares; issued
                                        and outstanding, excluding
                                        115,056 held in treasury . . .
                                        6,405. . .
     6,300 . . . . . . . . . . . . . . .
                                        Other
                                             capita
                                             l
                                             55,148
                                                  53,71
                                             7
                                        Pensio
                                             n
                                             adjust
                                             ment
                                             (3,736
                                             )
                                             (11,43
                                             9)
                                        Foreig
                                             n
                                             curren
                                             cy
                                             transl
                                             ation
                                             adjust
                                             ments
                                             1,848
                                             (855)
                                        Retain
                                             ed
                                             earnin
                                             gs
                                             21,605

                                             (17,64
                                             1)
                     Total shareholders'
     equity
     84,901
     33,713
     Total liabilities and shareholders'
     equity
     $140,253
     $105,647


     See notes to consolidated financial statements.

Statement of Consolidated Operations
     Acme-Cleveland Corporation and Subsidiaries
     In thousands, except per share data
                                               Year Ended September 30

     1995                 1994
     1993

     Net sales . . . . . . . .
     $120,716. . . . . $77,200
     $81,510 . . . . . . . . .
     Cost of products sold . .
     71,352. . . . . .  49,921
     52,692. . . . . . . . . .
                  Gross profit
     49,364             27,279
     28,818


     Selling, general, and administrative expense. . . . . .
     30,282. . . . . . .21,281    19,152
     Research and development expense. .
     3,949 . . . . . . . 1,945     1,306
     Amortization of goodwill and intangibles. . .
     1,210 . . . . . .     259       225

     35,441             23,485    20,683

      Earnings from operations
     13,923              3,794
     8,135
     Other income (expense):
                              Interest income
                                   1,743       986          684
                              Interest expense
                                   (144)     (166)          (205)
                              Other income                  618
                                   901       1,496
                              Other expense
                                   (563)     (899)
                                   (1,993)
                              Purchased research
                                   and development
                                   write-off
                                   (5,693)               -0-
                                   -0-

     (4,039)               822
     (18)
     Earnings from continuing operations before income taxes,
     minority interest, extraordinary item, and cumulative
            effect of accounting changes
     9,884               4,616
     8,117

     Income taxes. . . . . . .
     6,245 . . . . . . . 1,989
     3,325 . . . . . . . . . .
     Minority interest . . . .
     152 . . . . . . .   (116)       -0-
     . . . . . . . . . . . . .

     Earnings from continuing operations
           before extraordinary item and
     cumulative effect of accounting changes
     3,791               2,511
     4,792



     Discontinued operations before extraordinary item and
       cumulative effect of  accounting changes:
       Earnings from operations, net of income taxes . . . .
     13,985. . . . . . . 3,989
     438 . . . . . . . . . . .
       Net gain on sale (less income taxes of $1,500)
     . . . . . . . . .  24,727       -0-
     . . . . . . . . .     -0-

     38,712              3,989       438
     Extraordinary item    utilization of tax benefit
     carryforwards . . . . . .      -0-
     . . . . . . . . . . . -0-
     1,900 . . . . . . . . . .
     Cumulative effect of accounting changes:
       From continuing operations. . .         -0-
     . . . . . . . . . . 3,389      -0-
     . . . . . . . . . . . . .
       From discontinued operations. .         -0-
     . . . . . . . .  (33,310)                 -0-
     . . . . . . . . . . . . .
                                               -0-
                      (29,921)                 -0-

           Net earnings (loss)         $
     42,503          $(23,421)        $
     7,130

     Earnings (loss) per common share:
                              Continuing
                                   operations before
                                   extraordinary item
                                   and
                                cumulative
                                   effect of
                                   accounting
                                   changes                  $
                                   .56 $       .35          $
                                   .71
                              Discontinued
                                   operations before
                                   extraordinary item
                                   and
                                cumulative
                                   effect of
                                   accounting
                                   changes:
                                Earnings from
                                   operations, net of
                                   income taxes             2.07
                                   .63         .06
                                Net gain on
                                   sale
                                   3.67        -0-
                                   -0-
                                                  5.74
                                   .63         .06

                              Extraordinary
                                   item
                                   -0-         -0-
                                   .30
                              Cumulative effect
                                   of accounting
                                   changes:
                                From continuing
                                   operations               -0-  .54
                                   -0-
                                From
                                   discontinued
                                   operations
                                   -0-          (5.29)
                                     -0-

                                   -0-          (4.75)
                                     -0-
     Net earnings (loss) per common share     $
     6.30           $   (3.77)   $  1.07

     See notes to consolidated financial statements.

Statement of Consolidated Shareholders' Equity
     Acme-Cleveland Corporation and Subsidiaries
     In thousands, except per share data


                               Foreign

                           Currency
                  Preferred       Common  Other
     Pension      Translation      Retained
                    Shares  Shares       Capital
     Adjustment   Adjustments    Earnings
     Balance at October 1, 1992. . . . $ 3,631  $ 6,291
     $53,651. .$(3,952)       $    343 $ 4,580
     Net earnings. . .
      . . . . .          7,130
     Cash dividends:
         Series A preferred shares, $1.80
                    (290)
          Common shares, $.41                                         (2,580)
     Foreign currency translation adjustments
      . . . . .        (1,416)
     Pension adjustment . . .
      . . . . .  (2,565)                              _
     Balance at September 30, 1993. .          3,631      6,291
     53,651 . .(6,517) (1,073)   8,840
     Net loss .
      . . . . .       (23,421)
     Common shares issued under stock
       option plan . .               9      66
     Cash dividends:
         Series A preferred shares, $1.80
                    (290)
        Common shares, $.44                                         (2,770)
     Foreign currency translation adjustments
      . . . . .            218
     Pension adjustment . . .
      . . . . .  (4,922)                              _
     Balance at September 30, 1994. .          3,631      6,300
     53,717 . .(11,439)          (855)(17,641)
     Net earnings. . .
      . . . . .         42,503
     Common shares issued under stock
       option plan . .             105     879
     Tax benefit from exercise of stock
       options.                    552
     Cash dividends:
        Series A preferred shares, $1.80
                    (290)
        Common shares, $.47                                         (2,967)
     Foreign currency translation adjustments
      . . . . .          2,703
     Pension adjustment . . .
      . . . . .  7,703                                _
      . . . . .
     Balance at September 30, 1995. .         $ 3,631   $ 6,405
     $55,148. .$(3,736)        $ 1,848 $21,605




     See notes to consolidated financial statements.

Statement of Consolidated Cash Flows
     Acme-Cleveland Corporation and Subsidiaries
     In thousands
                                                   Year Ended September 30

     1995                               1994

     1993
     Operating activities

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                                                 8
                                                 7
                                                 )
                                                     (
                                                 2
                                                 6
                                                 5
                                                 )
                                                     1
                                                 1
                                                 9

                                                 P
                                                 u
                                                 r
                                                 c
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                                                 a
                                                 s
                                                 e
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                                                 a
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                                                 v
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                                                 l
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                                                 w
                                                 r
                                                 i
                                                 t
                                                 e
                                                 -
                                                 o
                                                 f
                                                 f
                                                             5
                                                 ,
                                                 6
                                                 9
                                                 3
                                                     -
                                                 0
                                                 -
                                                     -
                                                 0
                                                 -

                                                 U
                                                 n
                                                 d
                                                 i
                                                 s
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                                                 n
                                                 t
                                                 s
                                                             5
                                                 0
                                                 5
                                                     2
                                                 7
                                                 4
                                                     4
                                                 0
                                                 4

                                                 D
                                                 e
                                                 f
                                                 e
                                                 r
                                                 r
                                                 e
                                                 d
                                                 i
                                                 n
                                                 c
                                                 o
                                                 m
                                                 e
                                                 t
                                                 a
                                                 x
                                                             (
                                                 1
                                                 0
                                                 ,
                                                 6
                                                 9
                                                 0
                                                 )
                                                     1
                                                 ,
                                                 4
                                                 0
                                                 2
                                                     1
                                                 0
                                                 9

                                                 G
                                                 a
                                                 i
                                                 n
                                                 o
                                                 n
                                                 s
                                                 a
                                                 l
                                                 e
                                                 o
                                                 f
                                                 s
                                                 u
                                                 b
                                                 s
                                                 i
                                                 d
                                                 i
                                                 a
                                                 r
                                                 y
                                                             (
                                                 2
                                                 4
                                                 ,
                                                 7
                                                 2
                                                 7
                                                 )
                                                     -
                                                 0
                                                 -
                                                     -
                                                 0
                                                 -

                                                 C
                                                 a
                                                 s
                                                 h
                                                 p
                                                 r
                                                 o
                                                 v
                                                 i
                                                 d
                                                 e
                                                 d
                                                 b
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                                                 d
                                                 i
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                                                 o
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                                                 n
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                                                 e
                                                 d
                                                 o
                                                 p
                                                 e
                                                 r
                                                 a
                                                 t
                                                 i
                                                 o
                                                 n
                                                 s
                                                             5
                                                 6
                                                 0
                                                     2
                                                 ,
                                                 5
                                                 8
                                                 9
                                                     4
                                                 ,
                                                 0
                                                 2
                                                 5

                                                E
                                                x
                                                t
                                                r
                                                a
                                                o
                                                r
                                                d
                                                i
                                                n
                                                a
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                                                y
                                                i
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                                                -
                                                u
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                                                a
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                                                f
                                                o
                                                r
                                                w
                                                a
                                                r
                                                d
                                                s
                                                             -
                                                0
                                                -
                                                -
                                                0
                                                -
                                                1
                                                ,
                                                9
                                                0
                                                0
                                   Changes in
     operating assets and liabilities excluding the effects of

     acquisitions and divestitures:
                                            (Increase)
                                                 decrease in
                                                 trade
                                                 receivables
                                                 (5,035) (80)
                                                 (353)
                                            (Increase)
                                                 decrease in
                                                 inventories
                                                 (4,619)(3,132)
                                                 3,794
                                            (Increase)
                                                 decrease in
                                                 other
                                                 current
                                                 assets
                                                 242    (350)
                                                 489
                                            Increase
                                                 (decrease)
                                                 in payable
                                                 to banks
                                                 (232)  (492)
                                                 425
                                            Increase
                                                 (decrease)
                                                 in accounts
                                                 payable
                                                 1,943(1,112)
                                                 (41)
                                            Increase
                                                 (decrease)
                                                 in other
                                                 accrued
                                                 liabilities
                                                 (1,294)1,559
                                                 (1,691)
                                            Increase
                                                 (decrease)
                                                 in accrued
                                                 compensatio
                                                 n
                                                 2,067(1,091)
                                                 1,949
                                            Increase
                                                 (decrease)
                                                 in income
                                                 taxes
                                                 payable
                                                 2,044    284
                                                 (301)
                                            Increase
                                                 (decrease)
                                                 in
                                                 postemploym
                                                 ent
                                                 benefits
                                                 other than
                                                 pensions
                                                 (1,515)   54
                                                 -0-
                                            Increase
                                                 (decrease)
                                                 in unfunded
                                                 pension
                                                 costs
                                                 503    (284)
                                                 (554)
                                            Other, net
                                                 (1,196)   (548)
                                                    (686)
     Net cash provided by operating activities
     10,556                   8,192
     17,255

     Investing activities

                                                 C
                                                 a
                                                 p
                                                 i
                                                 t
                                                 a
                                                 l
                                                 e
                                                 x
                                                 p
                                                 e
                                                 n
                                                 d
                                                 i
                                                 t
                                                 u
                                                 r
                                                 e
                                                 s

                                                 (
                                                 4
                                                 ,
                                                 2
                                                 3
                                                 3
                                                 )
                                                     (
                                                 2
                                                 ,
                                                 6
                                                 5
                                                 7
                                                 )
                                                     (
                                                 1
                                                 ,
                                                 8
                                                 7
                                                 3
                                                 )

                                                 P
                                                 r
                                                 o
                                                 c
                                                 e
                                                 e
                                                 d
                                                 s
                                                 f
                                                 r
                                                 o
                                                 m
                                                 s
                                                 a
                                                 l
                                                 e
                                                 o
                                                 f
                                                 p
                                                 r
                                                 o
                                                 p
                                                 e
                                                 r
                                                 t
                                                 y
                                                 ,
                                                 p
                                                 l
                                                 a
                                                 n
                                                 t
                                                 ,
                                                 a
                                                 n
                                                 d
                                                 e
                                                 q
                                                 u
                                                 i
                                                 p
                                                 m
                                                 e
                                                 n
                                                 t
                                                             1
                                                 ,
                                                 0
                                                 3
                                                 1
                                                     7
                                                 9
                                                 3
                                                     5
                                                 1

                                                 R
                                                 e
                                                 d
                                                 e
                                                 m
                                                 p
                                                 t
                                                 i
                                                 o
                                                 n
                                                 o
                                                 f
                                                 s
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                                                 c
                                                 u
                                                 r
                                                 i
                                                 t
                                                 i
                                                 e
                                                 s
                                                 ,
                                                 n
                                                 e
                                                 t
                                                             2
                                                 0
                                                 8


                                                 4
                                                 1
                                                 5


                                                 4
                                                 1
                                                 5


                                                 N
                                                 e
                                                 t
                                                 p
                                                 r
                                                 o
                                                 c
                                                 e
                                                 e
                                                 d
                                                 s
                                                 f
                                                 r
                                                 o
                                                 m
                                                 s
                                                 a
                                                 l
                                                 e
                                                 o
                                                 f
                                                 s
                                                 u
                                                 b
                                                 s
                                                 i
                                                 d
                                                 i
                                                 a
                                                 r
                                                 y
                                                             3
                                                 8
                                                 ,
                                                 6
                                                 2
                                                 4
                                                     -
                                                 0
                                                 -
                                                     -
                                                 0
                                                 -

                                                 A
                                                 c
                                                 q
                                                 u
                                                 i
                                                 s
                                                 i
                                                 t
                                                 i
                                                 o
                                                 n
                                                 s
                                                 -
                                                 n
                                                 e
                                                 t
                                                 o
                                                 f
                                                 c
                                                 a
                                                 s
                                                 h
                                                 a
                                                 c
                                                 q
                                                 u
                                                 i
                                                 r
                                                 e
                                                 d
                                                             (
                                                 3
                                                 5
                                                 ,
                                                 8
                                                 1
                                                 6
                                                 )
                                                     -
                                                 0
                                                 -
                                                     -
                                                 0
                                                 -

                                                 C
                                                 a
                                                 s
                                                 h
                                                 u
                                                 s
                                                 e
                                                 d
                                                 f
                                                 o
                                                 r
                                                 d
                                                 i
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                                                 c
                                                 o
                                                 n
                                                 t
                                                 i
                                                 n
                                                 u
                                                 e
                                                 d
                                                 o
                                                 p
                                                 e
                                                 r
                                                 a
                                                 t
                                                 i
                                                 o
                                                 n
                                                 s


                                                 (
                                                 2
                                                 8
                                                 7
                                                 )
                                                     (
                                                 1
                                                 ,
                                                 7
                                                 4
                                                 2
                                                 )
                                                     (
                                                 3
                                                 ,
                                                 3
                                                 6
                                                 1
                                                 )
       Net cash used by investing activities
     (473)                  (3,191)
     (4,768)
     Financing activities

                                                 P
                                                 r
                                                 i
                                                 n
                                                 c
                                                 i
                                                 p
                                                 a
                                                 l
                                                 p
                                                 a
                                                 y
                                                 m
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                                                 s
                                                 o
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                                                 n
                                                 g
                                                 -
                                                 t
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                                                 m
                                                 d
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                                                 t
                                                 a
                                                 n
                                                 d
                                                 n
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                                                 t
                                                 e
                                                 s
                                                 p
                                                 a
                                                 y
                                                 a
                                                 b
                                                 l
                                                 e


                                                 (
                                                 1
                                                 ,
                                                 6
                                                 1
                                                 1
                                                 )


                                                 (
                                                 2
                                                 8
                                                 2
                                                 )


                                                 (
                                                 2
                                                 5
                                                 0
                                                 )


                                                 P
                                                 r
                                                 i
                                                 n
                                                 c
                                                 i
                                                 p
                                                 a
                                                 l
                                                 b
                                                 o
                                                 r
                                                 r
                                                 o
                                                 w
                                                 i
                                                 n
                                                 g
                                                 s
                                                 o
                                                 n
                                                 l
                                                 o
                                                 n
                                                 g
                                                 -
                                                 t
                                                 e
                                                 r
                                                 m
                                                 d
                                                 e
                                                 b
                                                 t
                                                 a
                                                 n
                                                 d
                                                 n
                                                 o
                                                 t
                                                 e
                                                 s
                                                 p
                                                 a
                                                 y
                                                 a
                                                 b
                                                 l
                                                 e
                                                             9
                                                 5
                                                     9
                                                 7
                                                     9
                                                 2


                                                 E
                                                 x
                                                 e
                                                 r
                                                 c
                                                 i
                                                 s
                                                 e
                                                 o
                                                 f
                                                 s
                                                 t
                                                 o
                                                 c
                                                 k
                                                 o
                                                 p
                                                 t
                                                 i
                                                 o
                                                 n
                                                 s
                                                             1
                                                 ,
                                                 5
                                                 3
                                                 6
                                                     7
                                                 5
                                                     -
                                                 0
                                                 -


                                                 D
                                                 i
                                                 v
                                                 i
                                                 d
                                                 e
                                                 n
                                                 d
                                                 s
                                                 p
                                                 a
                                                 i
                                                 d

                                                 (
                                                 3
                                                 ,
                                                 2
                                                 5
                                                 7
                                                 )

                                                 (
                                                 3
                                                 ,
                                                 0
                                                 6
                                                 0
                                                 )

                                                 (
                                                 2
                                                 ,
                                                 8
                                                 7
                                                 0
                                                 )


                                                 C
                                                 a
                                                 s
                                                 h
                                                 u
                                                 s
                                                 e
                                                 d
                                                 f
                                                 o
                                                 r
                                                 d
                                                 i
                                                 s
                                                 c
                                                 o
                                                 n
                                                 t
                                                 i
                                                 n
                                                 u
                                                 e
                                                 d
                                                 o
                                                 p
                                                 e
                                                 r
                                                 a
                                                 t
                                                 i
                                                 o
                                                 n
                                                 s


                                                 (
                                                 8
                                                 5
                                                 8
                                                 )


                                                 (
                                                 7
                                                 5
                                                 9
                                                 )


                                                 (
                                                 8
                                                 6
                                                 9
                                                 )
       Net cash used by financing activities
     (4,095)                (3,929)
     (3,897)
     Effect of exchange rate changes on cash . . . .
     315 . . . . . . . . .       98
     (12). . . . . . . . . . . . .
       Increase in cash and cash equivalents
     6,303                    1,170
     8,578
     Cash and cash equivalents at beginning of year.
     38,355. . . . . . . .   37,185
     28,607. . . . . . . . . . . .
     Cash and cash equivalents at end of year
     $44,658                $38,355
     $37,185

     See notes to consolidated financial statements.

     Notes to Consolidated Financial Statements
     Acme-Cleveland
     Corporation and Subsidiaries


     Note A   Accounting Policies
     Acme-Cleveland Corporation and its
     subsidiaries' accounting and reporting
     policies conform to generally accepted
     accounting principles and to industry
     practices.  Significant accounting
     policies and practices are described
     below:

     Consolidation   The consolidated financial
     statements include the accounts of the
     Company and its majority owned
     subsidiaries.  In addition, minority
     equity investments in other companies are stated at cost plus the Company's equity in undistributed earnings. Upon consolidation, all significant intercompany items are eliminated.

     Foreign Currency Translation - Financial statements for the Company's subsidiaries outside the United States are translated into U.S. dollars at year-end exchange rates for assets and liabilities and weighted average exchange rates for income and expenses. The resulting translation adjustments are recorded as a separate component of shareholders' equity.

     Fair Values of Financial Instruments  -
     The carrying amount reported in the
     balance sheets for cash and cash
     equivalents approximates their fair value.
     All highly liquid investments with a
     maturity of three months or less when
     purchased are considered to be cash
     equivalents.

     Cash Flow Information   Payments for
     interest and income taxes were (in
     thousands):

     1995
      1994
      1993










     Interest. . . .
     $
     194

     $
     332
     $
     430


     Income taxes. .
     8,120
     1,960
     2,980









     Inventories   Inventories are priced at
     the lower of cost or market. Inventories are principally valued on the first-in, first-out (FIFO) method. Inventories not valued by the FIFO method are valued using the last-in, first-out (LIFO) method which comprised 9% and 46% of consolidated inventories at September 30, 1995 and 1994, respectively.

     Goodwill and Intangibles   Goodwill is the
     difference between the purchase price and the fair market value of net assets acquired in business combinations treated as purchases. Goodwill is amortized on a straight-line basis over the periods benefited, principally 10 to 40 years.
     The carrying value of goodwill is assessed for impairment on an ongoing quarterly basis and adjusted when appropriate.
     Other acquired intangible assets, to which acquisition cost has been allocated based on fair market value, include research and development, customer lists, trade names, assembled workforce, drawings and manuals, and patents. All other intangibles are amortized on a straight-line basis over the periods benefited, generally 5 to 20 years. The accumulated amortization of goodwill and intangibles at September 30, 1995 and 1994 was $2,378,000 and
     $1,168,000, respectively.

     Other Income   Other income included a
     litigation settlement of $1,225,000 in
     1993 and gains from sales of assets of
     $131,000 in 1995 and $202,000 in 1993.

     Depreciation   Depreciation is generally
     computed using the straight-line method
     over the estimated useful lives of assets.


     Research and Development Expense
     Research and development expenditures are charged to continuing operations as incurred. Amounts expensed, portions of which were included in cost of products sold, were $5,343,000, $3,201,000, and
     $2,553,000, in 1995, 1994, and 1993,
     respectively.

     Provision for Warranty Claims   Estimated
     warranty costs are provided at the time of sale of the warranted products.

     Income Taxes   The Company adopted
     Statement of Financial Accounting
     Standards (SFAS) No. 109, "Accounting for
     Income Taxes," effective October 1, 1993.
     The Company has elected not to restate the financial statements of years prior to 1994. This accounting statement requires the use of the liability method for income taxes rather than the previously used deferred method. Under the liability method, deferred tax assets and liabilities are determined by the differences between the financial statement amounts of existing assets and liabilities and their respective tax bases. These differences are measured using the current enacted tax rates.
     Under the deferred method, deferred income taxes are provided on items recognized in different periods for financial reporting purposes than for income tax purposes.
     These differences were measured at the
     effective tax rate in the year of
     origination.

     The Company's subsidiaries outside the
     U.S. compute taxes at rates in effect in the various countries in which they operate. Earnings of these subsidiaries may also be subject to additional income and withholding taxes when they are distributed as dividends. These additional taxes, net of applicable tax credits, are accrued currently, except with respect to earnings which are not expected to be remitted because they are permanently reinvested. Undistributed earnings of non-U.S. subsidiaries deemed to be permanently reinvested were approximately $1,800,000 at September 30,
     1995.

     Net Earnings (Loss) per Common Share   Net
     earnings per common share are based on the weighted average number of common shares outstanding during the period, the dilutive effect of stock options and other common stock equivalents, and, if dilutive, the assumed conversion of the Series A Preferred Shares. Net loss per common share is based on the weighted average number of common shares outstanding after increasing the amount of the loss by the dividend requirements on the Series A Preferred Shares.

     Litigation   The Company is subject to
     legal proceedings and claims which have
     arisen in the ordinary course of its
     business that have not been finally
     adjudicated.  These actions, when
     ultimately concluded and determined, will not, in the opinion of management, have a material adverse effect upon the financial position or results of operations of the Company.

     Environmental Costs   Environmental
     expenditures that relate to current
     operations are expensed or capitalized as appropriate. Remediation costs that relate to an existing condition caused by past operations are accrued when it is probable that these costs will be incurred and can be reasonably estimated.

     Reclassifications   Certain prior year
     amounts have been reclassified to conform with the current year presentation.

Note B   Discontinued Operations and Sale
     of Subsidiary Subsequent to Year-End


     On November 1, 1994 the Company sold all of the common shares of its wholly-owned subsidiary, The Cleveland Twist Drill
     Company (CTD).  This sale resulted in a
     net gain of $24,727,000, or $3.67 per
     common share.  Under the terms of the
     stock purchase agreement, the Purchaser
     paid $45,200,000 in cash and assumed
     substantially all liabilities related to the business. The purchase agreement provides for the Company to make contingent payments up to 20% of the purchase price, less a $750,000 deductible, for costs associated with a breach of any representation or warranty contained in the agreement. The contingency period ranges between 15 and 24 months subsequent to the sale date.
     The Company does not anticipate any
     material charges related to this
     contingency.  CTD manufactured cutting
     tools used in a wide range of industrial, specialty aerospace, and special tool applications. CTD had operations in the United States, Mexico, and Canada.

     On October 23, 1995, subsequent to year-end, the Company sold all of the common shares of its wholly-owned second tier subsidiary, The National Acme Company
     (National Acme). This sale will result in an estimated net gain of $17,000,000, or $2.50 per common share; year-end shareholders' equity of $84,901,000 increasing, after recording the gain and related adjustments, to approximately
     $105,000,000; and cash increasing to over $50,000,000. Under the terms of the stock purchase agreement, the Purchaser paid
     $9,600,000 in cash and assumed all
     liabilities related to the business. The purchase agreement provides for the
     Company to make contingent payments up to $3,000,000, less a $300,000 deductible, for costs associated with a breach of any representation or warranty contained in the agreement. The contingency period ranges between 18 and 24 months subsequent to the sale date. The Company does not anticipate any material charges related to this contingency. National Acme manufactures and sells multiple spindle bar and chucking machines and related parts and services.

     Accounting standards require that the
     results of a major line of business sold be condensed and shown separately as a discontinued operation in the consolidated statements of operations for all reported periods.

     The Company's consolidated results prior to such restatement are as follows (in thousands):

     1995
     1994
     1993


     Net sales .
     $164,117
     $176,4
     45
     $174,9
     28


Earnings before income taxes,
     minority interest,
     extraordinary
     item, and
     cumulative effect
     of accounting
     changes . .



     $14,85
     8



     $
     10,371



     $10,04
     5


     Income taxes
     (credit). .

     (2,766
     )

     3,755

     4,815


Minority interest. . .

      152

     (116)

     -0-


Earnings before extraordinary item
     and cumulative
     effect of
     accounting
     changes . .



     17,776


6,500


5,230


     Extraordinary
     item. . . .
       -0-
- -0-
     1,900


Net gain on sale of subsidiary . . . . . . . . . . . . . . .

     24,727
- -0-
     -0-


Cumulative effect of accounting
     changes . .

       -0-


     (29,92
     1)


     -0-


     Net earnings
     (loss)  . .
     $42,50
     3
$(23,4
     21)
     $
     7,130


     Earnings (loss)
     per
       common share. .

     $
     6.30

$
     (3.77)

$
     1.07








     Operational results of CTD (for one month in 1995) and National Acme, which are condensed and shown as discontinued operations in the accompanying consolidated statements of operations, are as follows (in thousands):

               CTD
     Results           _

     1995
     1994
     1993


     Net sales .
     $
     5,76
     4

     $68,5
     77
     $65,7
     77


     Earnings before
      income taxes . .

     $
     261



     $
     4,708

     $
     2,151


     Income taxes  . .

     120


     1,615

     1,625


Earnings from discontinued
      operations

$
     141


$
     3,093

$
     526


     Earnings per common
     share . . .
     $
     .02
     $
     .49
     $
     .08









            National Acme
     Results

     1995
     1994
     1993


     Net sales .
     $37,6
     37

     $30,6
     68
     $27,6
     41


     Earnings (loss)
     before
      income taxes . .

     $
     4,713


     $
     1,047

     $
     (223)


     Income taxes
     (credit) (includes
      $10,981 benefit
     related to
      change in
     valuation allowance
      in 1995) .




     (9,13
     1)





     151




     (135)


     Earnings (loss)
     from
      discontinued
     operations.

$13,8
     44


$
     896

$
     (88)


     Earnings (loss) per
      common share
     (includes
      $1.63 related to
     tax
      benefits in
     1995) . . .



$
     2.05



$
     .14



$
     (.02)


     Net (liabilities) of National Acme at
     September 30, 1995 and assets of CTD at
     September 30, 1994 were (in thousands):

      1995
      1994







Net receivables.
          $ 5,594
         $ 7,793


Net inventories.
     5,093
     4,733


Other current assets . .
        50
              321


Net property, plant, and equipment . . . . . . . . . . . . . .
     2,298
           17,835


Other assets . .
       169
     1,174


Current deferred income taxes. . . . . . . . . . . . . . . . .
     2,474
     (815)


Other current liabilities. . . . . . . . . . . . . . . . . . .
          (9,627)
         (11,507)


Long-term debt .
       -0-
     (211)


Postemployment benefits other
  than pensions.

         (24,247)

         (12,004)


Unfunded pension costs .
          (6,006)
          (3,667)


Deferred income taxes. .
           11,062
     (328)


  Net (liabilities) assets . . . . . . . . . . . . . . . . . .
     $(13,140)
     $ 3,324


     At September 30, 1995, shareholders'
     equity includes a debit of $3,557,000 for the National Acme pension adjustment.
     Included in shareholders' equity at
     September 30, 1994 is a debit of
     $3,433,000 for foreign currency
     translation adjustments related to CTD and debits of $4,486,000 and $6,283,000 for pension adjustments related to CTD and
     National Acme, respectively.

     Note C   Acquisitions

     On November 1, 1994, the Company acquired all of the outstanding shares of common stock of Ball Screws & Actuators Co., Inc.
     (BSA) for a cash price of $6,500,000. Two payments of $750,000 each become payable if certain sales goals are achieved by BSA in calendar years 1995 and 1996. BSA, located in San Jose, California, develops, manufactures, and distributes motion and positioning system components including precision ball screws and nuts, lead screws, actuators, linear guides, and associated products.

     On November 21, 1994, the Company acquired for cash all of the outstanding shares of common stock of TxPort, Inc. (TxPort) for $26,250,000. TxPort, located near
     Huntsville, Alabama, develops,
     manufactures, and sells digital data
     access products that are used to connect high speed digital data equipment.

     The BSA and TxPort acquisitions were
     recorded under the purchase method of
     accounting; and accordingly, the results of operations of BSA and TxPort for the periods from November 1, 1994 and November
     21, 1994, respectively, are included in
     the accompanying consolidated financial
     statements. The purchase prices have been allocated to assets acquired and liabilities assumed based on fair market value at the dates of acquisition. The fair value of assets acquired and liabilities assumed, after giving effect to the write-off of certain purchased research and development, is summarized as follows (in thousands):

      BSA
      TxPort












     Current assets. . . . . .

               $1,661
             $  7,511


     Property, plant, and
     equipment

                  595
                  517


     Intangibles . . . . . . .

                  850
                3,360


     Goodwill. . . . . . . . .

                5,475
               13,823


     Current
     liabilities . . . . . . .

               (2,018)
               (2,594)


     Long-term
     liabilities . . . . . . .

                  (63)
               (1,200)




               $6,500
              $21,417








     Also on November 21, 1994, the Company
     acquired for cash the product lines,
     assets, and related rights of Phoenix
     Microsystems, Inc. (Phoenix) located in
     Huntsville, Alabama, for $3,000,000.
     Phoenix manufactures and sells test
     instrumentation for the digital
     telecommunication and data market,
     primarily for the telephone operating
     companies.

     In connection with the Company's
     acquisition of TxPort and Phoenix, certain research and development projects acquired were determined to have no alternative future use. Accordingly, $5,693,000 of purchased research and development was expensed in the first quarter of 1995 as a nonrecurring cost.

     BSA is included within the Precision
     Products segment; TxPort and Phoenix are included within the Telecommunication and
     Electronic Products segment.

     The following unaudited pro forma
     financial information for the Company
     gives effect to the BSA and TxPort
     acquisitions as if they had occurred on
     October 1, 1993. These pro forma results have been prepared for comparative purposes only and do not purport to be indicative of the results of operations which actually would have resulted had the acquisitions occurred on the date indicated, or which may result in the future. The 1995 pro forma information excludes the write-off of certain purchased research and development of
     $5,383,000, or $.80 per common share, and includes an additional $181,000, or $.02 per common share, for TxPort (for two months), and $58,000, or $.01 per common share, for BSA (for one month). The 1994 pro forma information includes the write-off of certain purchased research and development of $5,383,000, or $.85 per common share, and full year earnings of $1,087,000, or $.17 per common share, for TxPort, and $599,000, or $.10 per common share, for BSA. The 1995 and 1994 pro forma information includes sales of
     $3,358,000 and $16,441,000, respectively,
     for TxPort and $715,000 and $7,282,000,
     respectively, for BSA.  The pro forma
     results follow (in thousands, except per share data):

                   Year
     Ended
                 September
     30,

      1995
      1994














     Net sales . . . . . . . .

     $124,
     789
     $100,9
     23




Earnings from continuing operations
                                                            b
                                                            e
                                                            f
                                                            o
                                                            r
                                                            e
                                                            c
                                                            u
                                                            m
                                                            u
                                                            l
                                                            a
                                                            t
                                                            i
                                                            v
                                                            e
                                                            e
                                                            f
                                                            f
                                                            e
                                                            c
                                                            t
                                                            o
                                                            f
                                                            a
                                                            c
                                                            c
                                                            o
                                                            u
                                                            n
                                                            t
                                                            i
                                                            n
                                                            g
                                                            c
                                                            h
                                                            a
                                                            n
                                                            g
                                                            e
                                                            s



      $
               9
               ,
               4
               1
               3


      $
               (1,186
               )


     Net earnings (loss) . . .

     $
     48,12
     5
     $(27,1
     18)


     Per share data:





Earnings from continuing operations
                                                            b
                                                            e
                                                            f
                                                            o
                                                            r
                                                            e
                                                            c
                                                            u
                                                            m
                                                            u
                                                            l
                                                            a
                                                            t
                                                            i
                                                            v
                                                            e
                                                            e
                                                            f
                                                            f
                                                            e
                                                            c
                                                            t
                                                            o
                                                            f
                                                            a
                                                            c
                                                            c
                                                            o
                                                            u
                                                            n
                                                            t
                                                            i
                                                            n
                                                            g
                                                            c
                                                            h
                                                            a
                                                            n
                                                            g
                                                            e
                                                            s



     $
     1.39


                         $
     (.23)


       Earnings (loss) per
     share . . . . . . . . . .

     $
     7.13
     $
     (4.35)

Note D   Income Taxes
     As discussed in Note A, the Company
     adopted SFAS No. 109, "Accounting for
     Income Taxes," as of October 1, 1993. The cumulative effect from the adoption of this standard increased 1994 earnings from continuing operations by $5,631,000, or
     $.89 per common share, and earnings from discontinued operations by $3,369,000, or
     $.54 per common share.  On October 1,
     1993, a valuation allowance of $20,400,000 was recorded due to the uncertainty of realizing temporary differences, principally related to deferred compensation and employee benefits, foreign and certain state and local net operating loss carryforwards, capital loss carryforwards, and foreign tax credit carryforwards.

     The components of earnings from continuing operations before income taxes and minority interest are (in thousands):

     1995
     1994
     1993




     Domestic
     $9,106
     $4,240
     $8,908


     Foreign
                  778
                  376
                (791)



     $9,884
     $4,616
     $8,117


     Income taxes from continuing operations
     before extraordinary item included in the statements of consolidated operations are as follows (in thousands):








     Deferred
          Liability Method                             Method

     1995
     1994
     1993


     Federal:






                                                            C
                                                            u
                                                            r
                                                            r
                                                            e
                                                            n
                                                            t

     $7,222
           $1,600
     $1,233



                                                            D
                                                            e
                                                            f
                                                            e
                                                            r
                                                            r
                                                            e
                                                            d

              (2,061)

     67
                  -0-



      5,161
           1,667
      1,233


     Foreign:






                                                            C
                                                            u
                                                            r
                                                            r
                                                            e
                                                            n
                                                            t

        167
           204
       (40)



                                                            D
                                                            e
                                                            f
                                                            e
                                                            r
                                                            r
                                                            e
                                                            d

                   88
             (54)
                  12



        255
           150
       (28)


     State and
     local:
       Current . . .

        881

           300

        220


       Deferred. . .
                 (52)
            (128)
        -0-



        829
           172
        220


     Charge in lieu
     of

               i
               n
               c
               o
               m
               e
               t
               a
               x
               e
               s


                -
     0-

           -0-

     1,900



     $6,245
           $
     1,989
     $3,325


     The 1993 provision for income taxes
     included charges in lieu of federal and
     state and local taxes representing taxes which have been provided in the absence of net operating loss and tax credit carryforwards from prior years. Income tax benefits resulting from the utilization of carryforwards for financial reporting purposes in 1993 are presented as an extraordinary item.

     For continuing operations, at September
     30, 1995, the Company had available for
     federal income tax purposes foreign tax
     credit carryforwards of $215,000 which
     expire in 1998 through 2000 and $2,250,000 of net operating loss carryforwards available at certain foreign subsidiaries of which $306,000 expires in 2000 and $1,944,000 has no expiration date.

     A reconciliation of the statutory federal income tax rate for continuing operations and the effective rate follows:



     Deferred
         Liability Method
          Method

     1995
     1994
     1993


     Statutory federal
     income






                                                            t
                                                            a
                                                            x
                                                            r
                                                            a
                                                            t
                                                            e


     34.0%

     34.0%

     34.0%


Effect of:






                                                            F
                                                            o
                                                            r
                                                            e
                                                            i
                                                            g
                                                            n
                                                            i
                                                            n
                                                            c
                                                            o
                                                            m
                                                            e
                                                            t
                                                            a
                                                            x
                                                            e
                                                            s

                      2.3

     .5
                      3.0



                                                            S
                                                            t
                                                            a
                                                            t
                                                            e
                                                            i
                                                            n
                                                            c
                                                            o
                                                            m
                                                            e
                                                            t
                                                            a
                                                            x
                                                            e
                                                            s

                      5.9

     2.6
                      2.2



                                                            G
                                                            o
                                                            o
                                                            d
                                                            w
                                                            i
                                                            l
                                                            l


     1.8

     1.7
                   (.4)


     Purchased R&D . .
                     16.6
                    -0-
                    -0-


     Tax exempt
     interest. . . . .

     (2.2)
                   (.4)
                    -0-


     Minority equity
     investments . . .
                      1.7

     .1
                       .8


     Change in
     valuation
     allowance . . . .


     (2.4)
                    -0-
                       -
               0
               -


     Other items . . .
                      5.5
     _

     4.6_

     1.4_




     63.2%

     43.1%

     41.0%


     For 1993 the provision for deferred income taxes was based on the tax effects of the differences in the timing of income and expense recognition between financial reporting purposes and tax reporting purposes. The components of deferred income tax expense from continuing operations are summarized as follows (in thousands):

Accelerated depreciation for
         . . . . . . . . . . . t
                    a
                    x
                    p
                    u
                    r
                    p
                    o
                    s
                    e
                    s

     $(16)


Inventory, employee benefits,
         . . . . . . . a
                    n
                    d
                    o
                    t
                    h
                    e
                    r
                    r
                    e
                    s
                    e
                    r
                    v
                    e
                    s
                    d
                    e
                    d
                    u
                    c
                    t
                    e
                    d
         . . . . . . . f
                    o
                    r
                    t
                    a
                    x
                    r
                    e
                    t
                    u
                    r
                    n
                    s
                    i
                    n
                    p
                    e
                    r
                    i
                    o
                    d
                    s
         . . . . . . . d
                    i
                    f
                    f
                    e
                    r
                    e
                    n
                    t
                    t
                    h
                    a
                    n
                    f
                    o
                    r
                    financial
         . . . . . . . reporting purposes . . . . . . . . . .




                     31


Elimination of deferred items
         . . . . . . . d
                    u
                    e
                    t
                    o
                    l
                    o
                    s
                    s
                    c
                    a
                    r
                    y
                    f
                    o
                    r
                    w
                    a
                    r
                    d
                    s

                    (3)



                    $12



     Components of the Company's deferred tax assets and liabilities for continuing operations as of September 30, 1995 and 1994 are as follows (in thousands):

                     1995
     1994


Deferred tax assets:




Postretirement health care benefits. . . . . . . . . . . . .
     $ 1,283
      $  906


Pensions . .
         927
         973


Inventory. .
       1,095
         974


Compensation and other related accounts. . . . . . . . . . .
       2,065
       1,508


Tax credits and foreign losses
             . . . . . . . . . . . . not currently utilizable

       1,265

       2,904


State and local temporary differences
             . . . . . . . . . and loss carryforwards, net of
             . . . . . . . . . . . . . . . . . .federal taxes


         633


         582


Other. . . .
             3,347
       1,761


 . .Subtotal
      10,615
       9,608




Deferred tax liabilities:
             . . . . . . . . . . . Tax over book depreciation

     (1,892)

        (836)


Foreign currency translation
       (952)
        (876)


 . . . Other
                 (124)
        (124)


 . .Subtotal
     (2,968)
      (1,836)


Valuation allowance. .
               (1,284)
      (2,923)


Net deferred tax asset
     $ 6,363
      $4,849














     During 1995, the valuation allowance
     decreased by $14,149,000, of which
     $1,639,000 relates to continuing
     operations.  The reduction in the
     valuation allowance resulted in an
     increase in net earnings from continuing operations of $235,000, or $.03 per common share, and $10,981,000, or $1.63 per common share, for discontinued
     operations. The remainder of the decrease in the valuation allowance did not impact net earnings and was principally related to expiring foreign tax credit carryforwards.

Note E   Credit Agreements and Borrowings
     Short-Term Borrowings   The Company
     maintained agreements with several foreign banks providing lines of credit in the amounts of $852,000 and $1,201,000 in 1995 and 1994, respectively. These agreements are renewable annually or upon periodic review by the lending institutions.

     Long-Term Borrowings   At September 30,
     1995, the Company had a credit agreement with certain banking institutions which permitted borrowings up to $12,000,000 through November, 1997. Of such amount, $2,000,000 was for standby and commercial letters of credit and $1,000,000 was for foreign exchange transactions. The revolving credit notes permit borrowings at the base lending rate of the agent bank, or, alternatively at the Company's option, at 1.75% above an adjusted London
     Interbank Offered Rate (LIBOR).  Such
     adjustment is defined in the agreement as the published LIBOR rate increased by the reserve percentage prescribed by the Board of Governors of the Federal Reserve
     System, or any successor.  The credit
     agreement is secured by a first security interest in all domestic accounts receivable, inventory, and equipment. The agreement requires, among other terms, minimum amounts, as defined, of working capital and net worth, and minimum ratios of current assets to current liabilities and total indebtedness to net worth.
     There were no cash borrowings against the credit agreement at September 30, 1995 or 1994. At September 30, 1995 standby letters of credit of $288,000 were outstanding related to international shipments.

     Long-term debt at September 30 consisted of the following (in thousands):

       1995
       1994


7.125% Industrial Revenue
 . . Bonds, annual installments
 . . . . . . . . . through 1996


     $   -
     0-


     $
     365


7.4% to 8.25% notes and
 mortgages, annual installments
 . . . . . . . . . through 1999



     _687



     854



     $
     687
     $1,219



     Annual debt installments are $306,000 in 1996, $301,000 in 1997, $254,000 in 1998,
     and $132,000 in 1999.

Note F   Pension and Profit Sharing
     The Company has non-contributory defined benefit plans covering certain United
     States employees.  Plans for salaried
     employees typically provide pay-related
     benefits based on years of service. Plans for hourly and certain salaried employees provide benefits based on flat-dollar amounts and years of service. The
     Company's current policy is to fund these plans in an amount that falls between the minimum contribution required by ERISA and the maximum tax deductible contribution.
     Plan assets include equity, fixed income, and money market funds, and individually managed fixed income securities.

     A summary of the components of net
     periodic pension cost are as follows (in thousands):

       1995
       1994
       1993


     Service cost-
     benefits
       earned during
     the period. . . . . . . .

     $
     846

     $1,588

     $1,420


     Interest cost on
     projected
       benefit
     obligation. . . . . . . .

     3,334

     5,191

     5,199


     Actual return on
     plan
       assets. . . . . . . . .

     (4,89
     2)

     (743)

     (5,993
     )


     Net amortization
     and
       deferral. . . . . . . .


     2,491


     (4,010
     )


     1,168


     Net pension cost
     of
       defined benefit
     plans . . . . . . . . . .

     $1,77
     9

     $2,026

     $1,794


     Related to
     continuing. . . . . . . .
     $
     511
     $
     468
     $
     356


     Related to
     discontinued. . . . . . .
     $1,26
     8
     $1,558
     $1,438



     The following table sets forth the funded status and amounts recognized in the Company's balance sheet for its defined benefit plans at September 30 (in thousands):

       1995
       1994


     Actuarial present value
     of:




                                                       Ve
                                                            st
                                                            ed
                                                            ac
                                                            cu
                                                            mu
                                                            la
                                                            te
                                                            d
                                                            be
                                                            ne
                                                            fi
                                                            t
          obligation . . . . .


     $39,29
     4

     $63,90
     6


                                                       No
                                                            nv
                                                            es
                                                            te
                                                            d
                                                            ac
                                                            cu
                                                            mu
                                                            la
                                                            te
                                                            d
          benefit obligation .

     $
     1,069

     $
     3,184


                                                       Pr
                                                            oj
                                                            ec
                                                            te
                                                            d
                                                            be
                                                            ne
                                                            fi
                                                            t
                                                            ob
                                                            li
                                                            ga
                                                            ti
                                                            on
     $41,45
     0
     $69,15
     2


     Fair value of plan
     assets. . . . . . . . . .

     32,702

     54,175


     Excess of projected
     benefit
          ob
               li
               ga
               ti
               on
               ov
               er
               fa
               ir
               va
               lu
               e
          of
               pl
               an
               as
               se
               ts


     8,748


     14,977


     Unrecognized net asset
     at
          tr
               an
               si
               ti
               on
               to
               SF
               AS
               No
               .
               87
               ,
               ne
               t
          of
               am
               or
               ti
               za
               ti
               on


     175


     987


     Unrecognized net loss . .
     (6,348
     )
     (13,78
     3)


     Unrecognized prior
     service
          co
               st

     (168)

     (481)


     Additional minimum
     liability . . . . . . . .

     5,825

     11,952


     Accrued pension cost. . .
     $
     8,232
     $13,65
     2


     Related to continuing . .
     $
     1,169
     $
     1,241


     Related to
     discontinued. . . . . . .
     $
     7,063
     $12,41
     1



     The assumptions used to determine the
     projected benefit obligation for all
     periods presented follow:

     Discount rate . . . . . .
     7.75%




     Rate of increase in
     future
          comp
               ensa
               tion
               leve
               ls

     4.50%






     Long-term rate of
     return on
          plan
               asse
               ts

     9.00%






     The Company's minimum additional pension liability of $5,825,000 and $11,952,000 consists of intangible assets of $164,000 and $513,000 and reductions of shareholders' equity of $3,736,000 (net of tax) and $11,439,000 at September 30, 1995
     and 1994, respectively.  Included in
     unfunded pension costs is the additional minimum pension liability of $272,000 and $6,650,000 at September 30, 1995 and 1994,
     respectively; the remainder is in net
     liabilities and assets of discontinued
     operations. Included in other assets is the intangible asset of $1,000 and $225,000 at September 30, 1995 and 1994, respectively; the remainder is in net
     liabilities and assets of discontinued
     operations.

     The Company has defined contribution
     retirement plans that cover its eligible employees. The purpose of these defined contribution plans is generally to provide additional financial security during retirement by providing employees with an incentive to make regular savings. The
     Company matches up to 6% of an employee's covered compensation in accordance with the formulas set forth in the plans.
     Matching contributions to the plans of
     continuing operations were $419,000,
     $272,000, and $234,000 in 1995, 1994, and
     1993, respectively.  Matching
     contributions to the plans of discontinued operations were $131,000, $433,000, and
     $398,000 in 1995, 1994, and 1993,
     respectively.

Note G   Nonpension Postretirement and
     Postemployment Benefits

     In addition to providing pension benefits, the Company provides health care insurance benefits for certain active eligible and retired employees.

     Effective October 1, 1993, the Company
     adopted SFAS No. 106, "Employers'
     Accounting for Postretirement Benefits
     Other Than Pensions." Under SFAS No. 106, the Company is required to accrue the estimated cost of retiree benefit payments other than pensions during employees' active service periods. The Company previously expensed the cost of these benefits as claims were paid. Costs charged to continuing operations were
     $273,000 and to discontinued operations
     were $3,595,000 in 1993.

     The Company elected to recognize this
     change in accounting on the immediate
     recognition basis. The cumulative effect of adopting SFAS No. 106 was an increase in accrued postemployment benefits and a decrease in 1994 earnings from continuing operations of $2,050,000, or $.32 per common share, and from discontinued operations of $36,364,000, or $5.78 per common share. In addition to the cumulative effect, the Company's 1995 and 1994 postretirement health care costs were accounted for under the new method and consisted of the following components (in thousands):

       1995
     _

     1994_



     Service cost. . . . . . . . . . . .

          $
     40

                        $   111


     Interest cost . . . . . . . . . . .
          1,663
     3,296


     Net amortization and
     deferral. . . . . . . . . . . . . .
          (809)
                            -0-


     Net periodic
     postretirement benefit
     costs .
          $
     894
                         $3,407


     Related to continuing . . . . . . .
        $
     217
                        $   287


     Related to discontinued . . . . . .
        $
     677
                         $3,120


     The net amortization and deferral is
     related to a change in actuarial
     assumptions and is amortized over the
     remaining lives of retirees using the
     corridor approach.

     The Company continues to fund these
     benefit costs on a pay-as-you-go basis,
     with the retiree in most instances paying a portion of the costs.

     Summary information for the Company's
     plans is as follows at September 30, 1995 and 1994 (in thousands):

       1995
     _

     1994_


     Accumulated
     Postretirement
     Benefit Obligation (APBO):
     . . . . . . . . . Retirees
     . . .


                       $ 20,121


                        $39,717


     Active participants eligible to
     . . . . . . . . .  receive
     benefits. . . . . . . . .

       399

       741


     . . . . .Other active plan
     participants. . . . . . .
     1,351
     3,082


     .APBO
     . . .
                         21,871
                         43,540


     . . . . . . . .Unamortized
     gain.
     7,944
     1,129


     . . . . . . . Accrued cost
     . . .
                        $29,815
                        $44,669


     Related to  continuing. .
                        $ 3,485
                        $ 3,611


     Related to discontinued
     . . .
                        $26,330
                        $41,058









     The discount rate used in determining the APBO was 7.75% in 1995 and 1994. The assumed health care cost trend rate used in measuring the APBO was an average of 11.5% in 1995, declining to an ultimate rate of 6% in 2004 and thereafter. A 1% annual increase in these assumed cost trend rates would increase the accumulated postretirement benefit obligation at
     September 30, 1995 by approximately 4%,
     and the aggregate of the service and
     interest cost components of net periodic postretirement benefit cost for 1995 by approximately 4%.

     Effective October 1, 1993 the Company
     adopted SFAS No. 112, "Employers'
     Accounting for Postemployment Benefits."
     This statement establishes financial
     accounting and reporting for the cost of benefits provided to former or inactive employees after employment but before retirement. Prior to 1994, the cost of such benefits was recorded at the time paid. The adoption resulted in a cumulative effect charge of $192,000 to earnings of continuing operations, or $.03 per common share, and $315,000 to earnings of discontinued operations, or $.05 per common share. At September 30, 1995 and
     1994, accruals for continuing operations of $347,000 and $311,000, respectively, were included in postemployment benefits other than pensions. At September 30, 1995 and 1994, accruals for discontinued operations of $71,000 and $196,000, respectively were included in current
     (liabilities) assets of discontinued
     operations.

Note H    Company  Stock Plans
     With the adoption in 1994 of the Acme-
     Cleveland Corporation Performance and
     Equity Incentive Plan (the 1994 Plan)
     there will be no additional grants of
     stock options or stock appreciation rights under the Amended 1985 Employees Stock
     Option and Stock Appreciation Rights Plan.
     The 1994 Plan provides for the granting of director options, stock options, stock appreciation rights, stock awards, or cash awards. The number of common shares available for grant of awards is 1% of the number of common shares outstanding as of the first day of each fiscal year, plus up to an additional .5%, consisting of shares available, but not granted, in prior years. At September 30, 1995, there were
     21,860 shares available for grant under
     the 1994 Plan.

     Stock Options   The Company may grant non-
     qualified stock options to directors and non-qualified or incentive stock options to certain key employees of the Company.
     The aggregate number of common shares that may be issued upon exercise of incentive stock options is 360,000. Director options granted during 1995 totaled 8,000 shares. No other options were granted during 1995. Summarized transactions are as follows (in thousands, except per share data):

     Number
     of
     Options
     Exercise
     Price
     Range Per
     Share


Outstanding at
   . . . Oct. 1, 1993

     436

     $5.00 to
     $17.25


     Granted . . . .
     8
     $10.3125


     Exercised . . .
     (9)
     $5.00 to
     $10.625


     Canceled or
     expired . . . .
      (8)
     $12.875


     Outstanding at

               S
               e
               p
               t
               .
               3
               0
               ,
               1
               9
               9
               4


     427

     $5.00 to
     $17.25


     Granted . . . .
     8
     $15.25


     Exercised . . .
     (105)
     $5.00 to
     $14.125


     Canceled or
     expired . . . .
     (14)
     $5.00 to
     $17.25


     Outstanding at
       Sept. 30,
     1995. . . . . .

     316

     $5.00 to
     $15.25







     Exercisable at
        Sept. 30,
     1995. . . . . .

     298









     Stock Awards    The Company may grant
     stock awards to certain key employees.
     Such awards may be made in common shares, restricted stock, or stock equivalent units, and may be subject to certain conditions, restrictions, and risks of forfeiture, as established by the Board of Directors. Such performance stock awards will vest 3 years from the date of grant and will be considered earned upon the achievement of predetermined financial objectives at the end of the designated three-year period. The value of these awards is charged to expense over the designated performance period. In 1995,
     49,500 performance stock awards were
     granted relating to the three-year
     performance period ending September 30,
     1997.  Of the 42,500 performance stock
     awards issued in 1994, 4,000 were canceled in 1995, leaving 38,500 to cover the performance period ending September 30,
     1996.

Note I    Capital  Stock
     Preferred Shares   The Series A Preferred
     Shares have voting rights on a share-for-share basis with the common shares, and the right to convert the shares on a share-for-share basis into common shares at any time. Liquidation preference is $26 per share. The Company has the right to redeem the shares at a price of $26 per share.

     Reserved Shares   631,208 common shares
     are reserved for issuance under the
     Company stock plans and for conversion of the Series A Preferred Shares.

Note J   Leases
     The Company leases certain land,
     buildings, and equipment which are used in manufacturing and warehousing operations.
     Net liabilities of discontinued operations in 1995 and property, plant, and equipment in 1994 included the following amounts for capital leases at September 30 (in thousands):

     1995
     1994


     Land. . . . . . . . . . .
     $     98
     $
     98


     Buildings . . . . . . . .
     1,505
     1,505


     Machinery and
     equipment . . . . . . . .
       2,564

     2,805



     4,167
     4,408


     Less allowances for
       depreciation and
     amortization. . . . . . .

       3,608


     3,725



     $   559
     $
     683


     Future minimum lease payments for
     continuing operations non-cancelable
     operating leases with initial or remaining terms of one year or more consisted of the following at September 30, 1995 (in thousands):

     1996. . . . . . . . . . .

     $1,288


     1997. . . . . . . . . . .

     669


     1998. . . . . . . . . . .

     425


     1999. . . . . . . . . . .

     263


     2000. . . . . . . . . . .

     182


     Thereafter. . . . . . . .


     9


                                                       T
                                                            o
                                                            t
                                                            a
                                                            l
                                                            m
                                                            i
                                                            n
                                                            i
                                                            m
                                                            u
                                                            m
                                                            l
                                                            e
                                                            a
                                                            s
                                                            e
                                                            p
                                                            a
                                                            y
                                                            m
                                                            e
                                                            n
                                                            t
                                                            s

     $2,836














     Lease amortization is included in
     depreciation expense. Rental expense for operating leases charged to continuing operations was $1,793,000, $1,265,000, and
     $974,000, in 1995, 1994, and 1993,
     respectively.  Rental expense for
     operating leases charged to discontinued operations was $116,000, $383,000, and
     $478,000, in 1995, 1994, and 1993,
     respectively.

Note K   Business and Geographic Segment
     Information
     The Company has two business segments
     under continuing operations:
     Telecommunication and Electronic Products and Precision Products. The businesses in the Telecommunication and Electronic
     Products segment produce and sell products used by telephone operating companies, interexchange carriers, Fortune 500 type firms that operate private communication networks, and end-user customers in the automotive, material handling systems, power generation, and other industries.
     Telecommunication products include
     automated data transmission analyzers,
     single and multi-function test equipment, computerized cable test and data base management systems, digital data access devices, and molded cable closures and terminals. Electronic products include electronic and photoelectric sensors, encoders, intelligent laser scanners, and electromechanical limit switches. The businesses in the Precision Products segment produce and sell products used in a broad spectrum of industries including aerospace, air compression, automotive, off road vehicles, power transmission components, electronics, and medical industries. Such products include quality assurance products and systems, motion and positioning components and systems, precision gauges, metal and punch form tooling, and specialty gears.

     Identifiable assets are those assets used exclusively in the operation of each business segment or geographic area.
     Corporate assets consist primarily of cash and other investments. Financial information by business segment and geographic area follows (in thousands):
     Notes to Consolidated Financial Statements
     Acme-Cleveland Corporation and
     Subsidiaries


     BusinessYear Ended September
     30
      1995   1994  1993_
     Net sales
          Telecommunication and
          electronic products       $  82,940  $ 56,055     $
               58,533.
          Precision products
                37,776  21,145         22,977
               $120,716    $ 77,200         $
     81,510

     Earnings (loss) from continuing
          operations
          Telecommunication and
          electronic products        $ 11,752  $  4,787     $
               8,348 .
          Precision products
               5,440                    2,717     2,596
          Corporate                   (3,269)
               (3,710)  (2,809)
          13,923  3,794
     8,135
          Net interest                  1,599
               820  479
          Net other                        55
                   2   (497)
          Purchased R&D writeoff
               (5,693)       -0-          -0-
          Earnings from continuing
          operations before income
          taxes, minority interest,
          extraordinary item, and
          cumulative effect of
          accounting changes                   $  9,884$  4,616     $
               8,117 .

     Identifiable assets
          Telecommunication and
          electronic products                  $ 66,374  $ 30,352     $
               23,160.
          Precision products
               26,48014,771            15,205
          Corporate                    47,399
               32,864   33,278
          Discontinued operations
                    - 0-                            (1)    27,660
               (2)   52,246
                $140,253                       $105,647
               $123,889

     Depreciation
          Telecommunication and
          electronic products                            $  1,901$  1,807     $
               1,162 .
          Precision products
               949   788                           998
          Corporate. .                               31   30           52
          Discontinued operations
                   560    3,187                   4,027
                $  3,441                       $  5,812     $
               6,239

     Capital additions
          Telecommunication and
          electronic products                            $  3,866  $  1,716
 $
               1,128 .
          Precision products
               1,144   430                          356
          Corporate                                  40
               6         30
          Discontinued operations
                  297   2,431                     4,187
               $  5,347                        $  4,583     $
               5,701
          Notes:
   (1)Net liabilities of discontinued operations are net of assets of $26,740 at September 30, 1995.
   (2)Amounts are net of liabilities of $28,532 at September 30, 1994.

     GeographicYear Ended September 30
            1995  1994                               1993_
     Net sales
          United States
          Sales to unaffiliated
          customers. .                         $106,263  $ 63,705  $ 69,719
          Interarea sales                                   2,093     1,967

                 1,267
                108,356                          65,672
     70,986

          International
          Sales to unaffiliated
          customers. .                           14,453    13,495    11,791
          Interarea sales                                   2,512     1,816

                2,293.
          16,965 15,311
     14,084

          Eliminations
          Interarea sales                                  (4,605)   (3,783)

                 (3,560) . . . . . . . . . . . . . . .
               $120,716                        $ 77,200    $
     81,510

     Earnings from continuing
          operations before income
          taxes, minority
               interest,
          extraordinary item, and
          cumulative effect of
          accounting changes
          United States                                 $   9,106
               $   4,240                      $   8,908
          International                                       778
                     376                          (791)
              $   9,884                       $   4,616  $
     8,117

     Identifiable assets
          United States                                  $130,522
               $  89,996                       $106,337
          International                                     9,731
                 15,651                          17,552
               $140,253                        $105,647
     $123,889

                                            Quarterly Data
                               Acme-Cleveland Corporation and Subsidiaries
                                           For Fiscal Years 1995 and 1994
                            In thousands, except per share data (Unaudited)

     1995             December 31 March
     31        June 30September 30  Total Year

     Net sales . . . .$24,691
     . . . . . $32,113$31,458
     $32,454 .$120,716
     Gross profit. . . 9,700
     . . . . . .13,51812,881
     13,265. . .49,364

     Earnings from continuing operations .    (3,595)(2)         2,268
     . . . . . . 2,489       2,629     3,791
     Discontinued operations:
       Earnings from operations, net of taxes     11,281 (3)
     387 . . . . . . .    6081,709      13,985
       Gain on sale (less income taxes of $1,500)               24,727
     . . . . . .   -0-               -0-
       -0- . . .24,727
     Net earnings. . . 32,413     2,655
     . . . . . . 3,097  4,338    42,503

     Net earnings per common share(1):
     Continuing operations . .(.54) (2)
     .34 . . . . . . .     .37   .39.56    (2)
     Discontinued operations:
       Earnings from operations, net of taxes       1.70       (3)
     . . . . . . . .06    .09 .25      2.07(3)
                        Gain on sale          3.75      -
                           0-    -0-       -0-       3.67
                                 4.91         .40    .46
                           .64   6.30


     Share prices (NYSE):
                      High           14                 16 7/8
                           28    28 3/4
                      Low         9 7/8                 10 1/4
                           16 1/223 1/4
     Dividends per common share. . . .     .11
     . . . . . . . .12   .12        .12



     1994                   December 31  March
     31        June 30     September 30        Total Year

     Net sales . . . .$18,834
     . . . . . $17,893$20,888
     $19,585 . $77,200
     Gross profit. . . 6,952
     . . . . . . 5,576 7,354
     7,397 . . .27,279

     Earnings from continuing operations before
       cumulative effect of accounting changes            1,008
     . . . . . . . .54            1,540
     . . . . . . .(91) 2,511
     Discontinued operations before cumulative effect
       of accounting changes . . . . .  148
     785 . . . . . . .   882
     2,174 . . . 3,989
     Cumulative effect of accounting changes    (29,921)
 -
     0-. . . . . . . .    -0-           -0-
     (29,921)
     Net (loss) earnings . .   (28,765) 839
     . . . . . . 2,422  2,083  (23,421)

     Net (loss) earnings per common share(1):
                      Continuing operations
                           before cumulative effect
                        of accounting changes
                           .15          -0-
                           .23           (.02)
                           .35
                      Discontinued operations before cumulative effect
                        of accounting changes        .02
                           .12      .13              .33       .63
                      Cumulative effect of
                           accounting changes        (4.75)
                           -0-      -0-           -0-   (4.75)
                       (4.58)
     .12           .36    .31    (3.77)

     Share prices (NYSE):
                      High       10 3/4                 10 5/8
                           15 1/214 3/8
                      Low         9 1/8                 9      9 1/4
                           10 1/2
     Dividends per common share. . . .     .11
     . . . . . . . .11   .11        .11




(1)Due to the use of the weighted shares outstanding method of calculating earnings per share, the sum of the quarterly results pe
r share amounts does
                           not equal the results per share for the year.
(2)The first quarter of 1995 included a charge of $5,383, or $.81 per common share, for the write-off of certain purchased research and
 development;
                           for the full year this computes to $.80 pe
r common share.
(3)The first quarter of 1995 included a credit to income tax expense of $10,981, or
                  $1.66 per common share, for a decrease in the deferred tax valuation allowance; for the full year this computes to $1.63 per common share.

Five-Year Summary
     Acme-Cleveland Corporation and Subsidiaries
     In thousands, except per share data and statistical information

                     1995     1994
     1993    1992    1991

     Results of operations
                  Net sales         $120,716
                       $77,200       $81,510  $85,240  $80,291
                  Gross profit        49,364
                       27,27928,818   28,142   23,307
                    % of net sales                41%
                       35%      35%      33%      29%
                  Earnings from operations
                       13,923 3,794    8,135    6,983
                       1,364
                    % of net sales                12%
                       5%      10%        8%       2%
                  Earnings from continuing
                       operations before
                    extraordinary item and
                       cumulative effect of
                    accounting changes
                       3,791  2,511    4,792    4,568
                       1,390
                    % of net sales                 3%
                       3%        6%       5%       2%
                    Per common share
                       .56       .35      .71
                       .68       .17
                  Discontinued operations before
                       extraordinary
                    item and cumulative effect of
                    accounting changes
                       38,712 3,989      438    (949)
                       (4,353)
                    Per common share
                       5.74      .63      .06
                       (.15)    (.69)
                  Extraordinary item              -0-
                       -0-    1,900    1,700      -0-
                  Per common share . . . .      -0-       -0-
                       .30 . . ..26    -0-
                  Cumulative effect of accounting
                       changes          -0-
                       (29,921) -0-     -0-         -
                       0-
                    Per common share                -
                       0-      (4.75)   -0-      -0-         -
                       0-
                  Net earnings (loss)
                       42,503       (23,421)    7,130    5,319
                       (2,963)
                  Per common share . . . .        6.30      (3.77)
                       1.07. ..79        (.52)



     Financial position
                  Cash and securities
     . . . .44,658 38,563    37,808
     29,645.19,488
                  Total assets
     140,253 . . .105,647   123,889  122,248
     123,327 . . .
                  Working capital
     49,713.49,597 41,000    37,921
     34,747. . . .
                  Current ratio
                       2.1x     2.6x      2.0x
                       2.0x     1.8x
                  Total long-term debt
     . . . . . 687  1,219     2,286
     3,396 . 4,683
                  Total debt           1,056
                       1,926  3,423    4,536    8,146
                  Debt to capital ratio
                       1.2%     5.4%      5.0%
                       6.6%    11.4       %
                  Shareholders' equity
     . . . .84,901 33,713    64,823
     64,544.63,411
                  Shareholders' equity per common
     share . . . .   12.69      4.77
     9.73. . .9.68    9.50
                  Return on shareholders' equity
                       126.1% (36.1)%
                       11.1%    8.4%     (4.4)%



     Other information - continuing operations
                  Customer orders booked
                       124,053        77,947  78,637    90,178
                       79,449
                  Customer order backlog
                       13,469 8,740    8,497  12,035
                       7,928
                  Capital additions            5,050
                       2,152  1,514    2,552   1,574
                  Depreciation         2,881
                       2,625  2,212    2,188   2,193
                  Dividends paid(1)            3,257
                       3,060  2,870    2,807   2,807
                  Cash dividend paid per common
                       share              .47
                       .44       .41      .40
                       .40
                  Common shares outstanding at
                       year-end        6,405
                       6,300  6,291    6,291   6,291
                  Shares used in computing per
                       share
                    amounts            6,747
                       6,295  6,373    6,334   6,312
                  Redeemable preferred shares
                       161      161      161     161
                       161
                  Number of shareholders at year-
                       end             2,094   2,320
                       2,187  1,940    2,059
                  Number of employees at year-end
                       928      776      738     768
                       804



     (1) Includes dividend requirement for Series A Preferred Shares issued June 1, 1980 of $290 in each of the years presented.

Report of Ernst & Young LLP, Independent Auditors

     To the Board of Directors and Shareholders Acme-Cleveland
     Corporation

     We have audited the accompanying consolidated balance sheets of Acme-Cleveland Corporation and Subsidiaries as of September 30, 1995 and 1994, and the related statements of consolidated operations, shareholders' equity, and cash flows for each of the three years in the period ended September 30, 1995. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Acme-Cleveland Corporation and Subsidiaries at September 30, 1995 and 1994, and the consolidated results of their operations and cash flows for each of the three years in the period ended September 30, 1995 in conformity with generally accepted accounting principles.


     ERNST & YOUNG LLP

     Cleveland, Ohio
     October 30, 1995


               FORM 10-Q
     PART I - FINANCIAL INFORMATION



     ACME-CLEVELAND CORPORATION AND SUBSIDIARIES
     STATEMENT OF CONSOLIDATED OPERATIONS
     (In thousands, except per share data)


                                   Six Months Ended      Three Months
     Ended
                                   March 31              March 31
                                     1996      1995        1996
     1995

     Net sales                     $65,744   $56,804     $35,169
     $32,113
     Cost of products sold          38,859    33,586      20,740
     18,595
          Gross profit              26,885    23,218      14,429
     13,518


     Selling, general, and administ 17,295    14,441       8,398
     8,439
     Research and development expen  2,421     1,777       1,320
     1,052
     Amortization of goodwill and i    826       521         469
     344

          Operating profit           6,343     6,479       4,242
     3,683

     Other income (expense):
       Interest income                 950     1,033         389
     545
       Interest expense                (65)      (87)        (26)
     (37)
       Other income                    512       421         442
     188
       Other expense                  (345)     (670)        (28)
     (401)

       Purchased research and devel    -0-    (5,693)        -0-
     -0-
       Unsolicited tender offer exp (1,250)      -0-      (1,250)
     -0-
                                      (198)   (4,996)       (473)
     295

          Earnings from continuing operations
            before income taxes      6,145     1,483       3,769
     3,978

     Income taxes                    2,385     2,810       1,450
     1,710


          Earnings (loss) from cont  3,760    (1,327)      2,319
     2,268

     Discontinued operations:
       Earnings from operations, net of tax
          benefit of $10,981 for the six months
          ended March 31, 1995         -0-    11,668         -0-
     387
       Gain on sale (less income taxes of $13,140
          and $1,500 for the six months ended
          March 31, 1996 and 1995,  17,025    24,727         -0-
     -0-

                                    17,025    36,395         -0-
     387


          Net earnings             $20,785   $35,068      $2,319
     $2,655

     Earnings (loss) per common share:

       Continuing operations         $0.55    ($0.20)      $0.34
     $0.34
       Discontinued operations:
         Earnings from operations,     -0-      1.75         -0-
     0.06
         Gain on sale                 2.49      3.71         -0-
     -0-
                                      2.49      5.46         -0-
     0.06

          Net earnings per common s  $3.04     $5.26       $0.34
     $0.40



       Number of shares used in computation of net
         earnings per common share   6,827     6,666       6,663
     6,508

       Dividends per share           $0.25     $0.23       $0.13
     $0.12


     ACME-CLEVELAND CORPORATION AND SUBSIDIARIES
        CONSOLIDATED BALANCE SHEETS
     (In thousands, except share data)

                                           March 31    September 30
                                             1996         1995

     Assets
     Current assets
          Cash and cash equivalents, inclu  $25,877      $44,658

          Trade receivables, less allowances of $753
               and $602, respectively        23,802       18,633
          Inventories:
               Finished goods                 8,276        5,231
               Work in process                9,734        8,430
               Raw materials                 15,550       11,855
                  Total inventories          33,560       25,516

          Other current assets                1,044          814
          Deferred income taxes               6,600        6,377
                  Total current assets       90,883       95,998

     Property, plant, and equipment - at c   47,543       44,039
          Less accumulated depreciation      29,388       28,044
              Net property, plant, and equ   18,155       15,995

     Goodwill and intangibles                35,376       24,456

     Other assets                             4,078        3,534
     Deferred income taxes                      250          270

         Total assets                      $148,742     $140,253


                                           March 31    September 30
                                             1996         1995

     Liabilities and  Shareholders' Equity
     Current liabilities
          Payable to banks                   $1,545       $1,620
          Current portion of long-term deb      296          306
          Accounts payable                    7,550        5,995
          Other accrued expenses             11,512       10,760
          Accrued compensation                7,509        9,994
          Income taxes payable                3,397        4,470
          Net liabilities of discontinued       -0-       13,140
               Total current liabilities     31,809       46,285

     Long-term debt                             524          687
     Postemployment benefits other than pe    3,374        3,431
     Unfunded pension costs                   3,770        3,857
     Other long-term liabilities              1,437        1,092


     Shareholders' equity
          Serial Preferred Shares, without par value:
               Authorized - 936,285 shares; issued and
                    outstanding Series A, $1.80 cumulative,
                    convertible 161,374 shares, liquidation
                    preference $26 per sha    3,631        3,631
          Common Shares, par value $1 per share:
               Authorized - 10,000,000 shares; issued
                    and outstanding, excluding 115,056
                    treasury shares           6,425        6,405
          Other capital                      55,543       55,148
          Pension adjustment                   (179)      (3,736)
          Foreign currency translation adj    1,764        1,848
          Retained earnings                  40,644       21,605
              Total shareholders' equity    107,828       84,901
         Total liabilities and shareholder $148,742     $140,253



     ACME-CLEVELAND CORPORATION AND SUBSIDIARIES
     STATEMENT OF CONSOLIDATED CASH FLOWS
         (In thousands)

                                                   Six Months Ended
                                                    March 31
                                                      1996         1995

     Operating activities
       Earnings (loss) from operations:

         Continuing                                   $3,760
     ($1,327)
         Discontinued                                 17,025
     36,395
       Adjustments to reconcile earnings (loss) to net cash provided by operating activities:
         Depreciation and amortization                 2,550
     1,963
         Gain on sale of property, plant, and equip       (7)
     (6)
         Purchased research and development write-o      -0-
     5,693
         Undistributed earnings of minority equity       -0-
     12
         Deferred income tax                              87
     (10,774)
         Gain on sale of subsidiaries                (17,025)
     (24,727)
         Cash (used) provided by discontinued opera     (100)
     416


       Changes in current assets and liabilities excluding the effects of
         acquisitions and divestitures:
         (Increase) decrease in trade receivables     (3,188)
     (2,481)
         (Increase) decrease in inventories           (6,234)
     (2,759)
         (Increase) decrease in other current asset     (213)
     (86)

         Increase (decrease) in payable to banks         (51)
     190
         Increase (decrease) in accounts payable       1,610
     1,338
         Increase (decrease) in other accrued liabi     (735)
     437
         Increase (decrease) in accrued compensatio   (2,487)
     580

         Increase (decrease) in income taxes payabl   (1,314)
     (385)
         Increase (decrease) in postemployment benefits
          other than pensions                            (97)
     2
         Increase (decrease) in unfunded pension co      342
     79
       Other, net                                       (888)
     (387)

                   Net cash (used) provided by oper   (6,965)
     4,173


                                                   Six Months Ended
                                                    March 31
                                                      1996         1995

     Investing activities
        Capital expenditures                         ($1,436)
     ($2,947)
        Proceeds from sale of property, plant, and         8
     9
        Purchase of marketable securities, net           -0-
     (46)
        Net proceeds from sale of subsidiaries         7,981
     41,718
        Acquisitions - net of cash acquired          (15,719)
     (35,816)
        Cash used for discontinued operations            -0-
     (124)

                   Net cash (used) provided by inve   (9,166)
     2,794

     Financing activities
        Principal payments on long-term debt and no   (1,378)
     (1,434)
        Principal borrowings on long-term debt and       -0-
     28
        Exercise of stock options                        260
     102
        Issuance of common stock                         155
     -0-
        Dividends paid                                (1,746)
     (1,596)
        Cash used for discontinued operations            -0-
     (518)

                   Net cash used by financing activ   (2,709)
     (3,418)

     Effect of exchange rate changes on cash              59
     (272)

                   (Decrease) increase in cash and   (18,781)
     3,277

     Cash and cash equivalents at beginning of peri   44,658
     38,355

                   Cash and cash equivalents at end  $25,877
     $41,632

     Note A - Basis of Presentation
     The accompanying unaudited consolidated financial statements have been prepared in accordance with generally accepted accounting principles for interim financial information and consistent with the instructions to Form 10-Q and Article 10 of Regulation S-X. Accordingly, they do not include all of the information and footnotes that would be required by generally accepted accounting principles for complete financial statements. In the opinion of management, all adjustments considered necessary for a fair presentation have been included and are of a normal and recurring nature. Certain 1995 amounts were reclassified to conform to the 1996 presentation. Operating results for the quarter and six months ended March 31, 1996 are not necessarily indicative of the results that may be expected for the year ended September 30, 1996. For further information, refer to the consolidated financial statements and footnotes thereto included in the Company's annual report on Form 10-K for the year ended September 30, 1995.


     Note B - Restricted Cash
     Cash and cash equivalents at March 31, 1996 includes $11.4 million held in a revocable benefits protection trust; in the event of a change of control, the trust becomes irrevocable. Trust assets fund certain supplemental pension benefits to certain employees and provide benefits pursuant to certain other deferred compensation and executive compensation arrangements.


     Note C - Goodwill and Intangibles
     Goodwill is the excess of the purchase price over the fair market value of net assets acquired in business combinations treated as purchases. Goodwill is amortized on a straight-line basis over the periods benefited, principally 10 to 40 years.

     Other acquired intangible assets, to which acquisition cost has been allocated based on fair market value, include research and development, customer lists, trade names, assembled workforce, drawings and manuals, and patents. These intangibles are amortized on a straight-line basis over the periods benefited, generally 5 to 20 years.

     The carrying value of goodwill and intangibles is assessed for impairment on an ongoing basis and adjusted when appropriate.


     Note D - Acquisitions
     On January 24, 1996, the Company acquired all of the common stock of Dolan-Jenner Industries, Inc., through the purchase of the common stock of its parent holding company, Dolan-Clarkson Acquisition Corporation (collectively, Dolan-Jenner) for a cash price of $13.0 million. In a separate transaction, on January 29, 1996, the Company purchased land and a building from a realty trust for $2.0 million. Dolan-Jenner, located in Lawrence, Massachusetts, is a manufacturer of fiber optic photoelectric sensors and controls, measuring and machine safety devices, as well as fiber optic cable and fiber optic illumination systems.

     On November 21, 1994, the Company acquired all of the common stock of TxPort, Inc. for a cash price of $26.25 million. TxPort develops, manufactures, and sells digital data access products that are used to connect high speed digital data equipment.

     Also on November 21, 1994, the Company acquired the product lines, assets, and related rights of Phoenix Microsystems, Inc., for a cash price of $3.0 million. Phoenix manufactures and sells test instrumentation for the digital telecommunication and data market, primarily for the telephone operating companies.

     On November 1, 1994, the Company acquired all of the common stock of Ball Screws & Actuators Co., Inc. (BSA) for a cash price of $6.5 million. Two contingent payments of $.75 million each become payable if certain sales goals are achieved by BSA in calendar years 1995 and 1996. The goal for 1995 was achieved, and the payment for that year was made during the second quarter of 1996. BSA develops, manufactures, and distributes motion and positioning system components including precision ball screws and nuts, lead screws, actuators, linear guides, and associated products.

     These acquisitions were recorded under the purchase method of accounting; and accordingly, the results of operations, subsequent to the respective acquisition dates, were included in the accompanying consolidated financial statements. The purchase prices have been allocated to assets acquired and liabilities assumed based on fair market value at the dates of acquisition. Dolan-Jenner, TxPort, and Phoenix are included within the telecommunication and electronic products segment; BSA is included within the precision products segment.

     The following unaudited pro forma financial information gives effect to the acquisitions as if they had occurred on October 1, 1994 for Dolan-Jenner and October 1, 1993 for TxPort (at which date the write-off of certain purchased research and development is given effect) and BSA. These pro forma results have been prepared for comparative purposes only and do not purport to be indicative of the results of operations which actually would have resulted had the acquisitions occurred on the date indicated, or which may result in the future (in thousands, except per share data).


                                       Six Months
     Ended
                                           March
     31,
                                                    1996
         1995

     Net sales
     $69,573  $67,951

     Earnings from continuing operations
       before unusual items                               $
     4,276    $ 4,301

     Net earnings
         $20,501   $40,696

     Per share data:
         Earnings from continuing
           operations before unusual items
         $   .63   $   .65
         Net earnings
         $  3.00   $  6.11



     Note E - Write-Off of Certain Purchased Research and Development In connection with the Company's acquisition of TxPort and Phoenix, certain research and development projects acquired were determined to have no alternative future use. Accordingly, $5.7 million was expensed in the first quarter of 1995 ($5.4 million, or $.81 per common share, on an after tax basis).


     Note F - Unsolicited Tender Offer Expenses
     During 1996, the Company recorded charges of $1.25 million ($.8 million after taxes, or $.12 per common share) for costs incurred to date associated with an unsolicited tender offer to acquire the Company. These costs include investment banking fees, legal fees, and public disclosure expenses. The Company expects to disburse this amount within 1996. While other costs are anticipated in the future, the timing and amounts are currently indeterminable.

     If no transaction is consummated, the maximum investment banking fee consists of a retainer, which has been incurred, plus quarterly financial advisory fees. If a transaction is consummated, the maximum amount of fees payable would be derived by a formula set forth in the contract between the Company and the investment banking firm. Components of this formula, which incorporates certain incentives, include the number of shares outstanding and the stock price at the time such fees become payable in full.


     Note G - Shareholder Rights Plan
     On March 11, 1996, the Board of Directors of the Company declared a dividend consisting of one Right for each outstanding common share of the Company. The distribution was credited March 23, 1996 to the shareholders of record on that date. Following the date on which a public announcement is given that a person or group of affiliated or associated persons (Acquiring Person) has acquired, or obtained the right to acquire, beneficial ownership of 15% or more of the common shares then outstanding (Share Acquisition Date), each Right entitles the registered holder (other than an Acquiring Person) to purchase from the Company one one-hundredth of a Series B Preferred Share at a price of $81.00, subject to adjustment, or to acquire one common share for an exercise price of $1.00 per share subject to antidilution adjustments.

     The Rights will expire at the close of business on March 23, 2006, unless earlier redeemed by the Company, at a price of $.05 per Right prior to the Share Acquisition Date. The description and terms of the Rights are set forth in a Rights Agreement between the Company and Society National Bank, as Rights Agent, adopted by the Company on March 11, 1996, and amended by a First Amendment to Rights Agreement, dated as of March 20, 1996, between the Company and the Rights Agent.


     Note H - Discontinued Operations
     On October 23, 1995, the Company sold all of the common shares of its wholly-owned second tier subsidiary, The National Acme Company, resulting in a gain on the sale of $17.0 million, or $2.49 per common share. The purchase agreement provides for the Company to make contingent payments up to $3.0 million, less a $.3 million deductible, for costs associated with a breach of any representation or warranty contained in the agreement. The contingency period ranges between 18 and 24 months subsequent to the sale date. The Company does not anticipate any material charges related to this contingency.

     On November 1, 1994, the Company sold all of the common shares of its wholly-owned subsidiary, The Cleveland Twist Drill Company, resulting in a gain on the sale of $24.7 million, or $3.75 per common share. The purchase agreement provides for the Company to make contingent payments up to 20% of the purchase price, less a $.75 million deductible, for costs associated with a breach of any representation or warranty contained in the agreement. The contingency period ranges between 15 and 24 months subsequent to the sale date. The Company does not anticipate any material charges related to this contingency.


     Note I - Subsequent Event - Acquisition
     On April 1, 1996, the Company acquired product lines, assets, and related rights of Phoenix Data Communication Corporation (Phoenix DataCom) for a cash price of $2.7 million plus a future contingency payment which is based on 1998 net sales. Phoenix DataCom products directly serve the wide area networking segment of the telecommunication industry using frame relay service.

     ATTACHMENT 2

                                 Pro Forma Income Statement
                                 Year Ended December 31, 1995
                                 (amounts in thousands)


                                                       Adjust-
                                   Danaher     Acme     ments
     Combined

     Net revenues                $1,486,769         $0
     $1,486,769
     Cost of sales                1,039,622         $0    (600)(f)
     1,039,022
     Selling, general and
        administrative expenses     266,890         $0   2,700 (g)
     269,590
     Other                             -            $0
     -
        Total operating expenses  1,306,512          0
     1,308,612
     Operating profit               180,257          0
     178,157
     Interest (income) expense, n     7,198     (5,249) 12,600 (h)
     14,549
     Earnings before income taxes   173,059      5,249
     163,608
     Income taxes                    67,293      9,250  (7,700)(i)
     68,843
     Net earnings                  $105,766    ($4,001)
     $94,765



                                 Pro Forma Income Statement
                                 Three Months Ended March 31, 1996
                                  Unaudited
                                 (amounts in thousands)


                                                       Adjust-
                                   Danaher     Acme     ments
     Combined

     Net revenues                  $409,557    $35,169
     $444,726
     Cost of sales                  285,264     20,740    (150)(f)
     305,854
     Selling, general and                               (1,250)(J)
        administrative expenses      77,165     11,023     670 (g)
     87,608
        Total operating expenses    362,429     31,763
     393,462
     Operating profit                47,128      3,406
     51,264
     Interest (income) expense, n     2,983       (363)  3,150 (h)
     5,770
     Earnings before income taxes    44,145      3,769
     45,494
     Income taxes                    17,217      1,450    (900)(i)
     17,767
     Net earnings                   $26,928     $2,319
     $27,727



                                 Pro Forma Balance Sheet
                                 As of March 31, 1996
                                  Unaudited
                                 (amounts in thousands)

                                                       Adjust-
                                   Danaher     Acme     ments
     Combined

                                   ASSETS
     Current Assets:
        Cash and cash equivalents   $15,867    $25,877
     $41,744
        Accounts receivable, net    250,398     23,802
     274,200
        Total inventories           206,773     33,560   1,000 (a)
     241,333
        Prepaid expenses and other
          current assets             36,981      7,644  (5,605)(b)
     39,020
            Total current assets    510,019     90,883
     596,297
     Property, plant and equipmen   293,438     18,155
     311,593
     Other assets                    83,594      4,328
     87,922
     Excess of cost over net assets
        of acquired companies, ne   616,429     35,376 106,777 (c)
     758,582
            Total assets         $1,503,480   $148,742
     $1,754,394

                                 LIABILITIES AND STOCKHOLDERS' EQUITY
     Current Liabilities:
        Notes payable and current
          portion of long-term de   $50,065      1,841
     $51,906
        Accounts payable             96,757      7,550
     104,307
        Accrued expenses            347,931     22,418
     370,349
            Total current liabili   494,753     31,809
     526,562
     Other liabilities              227,269      8,581
     235,850
     Long-term debt                 101,680        524 210,000 (d)
     312,204
     Stockholders' equity:
        Common stock                    634      6,425  (6,425)(e)
     634
        Additional paid-in capita   315,931     58,995 (58,995)
     315,931
        Retained earnings           409,939     40,644 (40,644)(e)
     409,939
        Cumulative foreign
          translation adjustment      2,873      1,764  (1,764)(e)
     2,873
        Treasury stock              (49,599)      -
     (49,599)
     Total stockholders' equity     679,778    107,828
     679,778
            Total liabilities and
              stockholders' equit$1,503,480   $148,742
     $1,754,394




     EXPLANATORY NOTES TO PRO-FORMA FINANCIAL STATEMENTS:

     (A)Represents an increase in inventory amounts to fair value, principally the elimination of LIFO valuation allowances.

     (B)Represents elimination of Acme-Cleveland common stock reflected in the Danaher balance sheet as securities available for sale.

     (C)Represents the excess of cost over net assets of Acme-
        Cleveland Corporation.

     (D)Represents borrowings necessary to complete the transaction subsequent to March 31, 1996.

     (E)Represents elimination of historical equity balances for Acme-Cleveland.

     (F)Represents the effects to the inventory adjustments discussed in item (A) above and the change in depreciation associated with establishing new values and useful lives for the acquired fixed assets.

     (G)Represents amortization of the excess of cost over net assets of Acme-Cleveland.

     (H)Represents interest associated with the additional borrowings discussed in item (D) above.

     (I)Represents an adjustment to reflect an appropriate effective tax rate.

     (J)Represents elimination of costs of tender offer included in Acme-Cleveland's income statement.